EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of April 9, 1998, by and between CHS ELECTRONICS, INC. a Florida corporation (the "Company") and SBC WARBURG DILLON READ INC., BARCLAYS CAPITAL, acting through BZW Securities, Inc., SCOTIA CAPITAL MARKETS (USA) INC., and RAYMOND JAMES & ASSOCIATES, INC. (collectively, the "Initial Purchasers").

                  This Agreement is made pursuant to the Purchase Agreement dated April 6, 1998 between the Company, the Subsidiary Guarantors named therein and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of U.S. $200,000,000 aggregate principal amount of the Company's 9_% Senior Notes due 2005 (the "Initial Notes"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees and assigns the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

                  In consideration of the foregoing, the parties hereto agree as follows:

                  1. DEFINITIONS. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "CLOSING TIME" shall mean the Closing Time as defined in the Purchase Agreement.

                  "COMMISSION" shall mean the United States Securities and Exchange Commission.

                  "COMPANY" shall have the meaning set forth in the preamble of this Agreement and also includes the Company's successors.

                  "DEPOSITARY" shall mean The Depository Trust Company, or any other depositary appointed by the Company; PROVIDED, HOWEVER, that any such depositary must at all times have an address in the Borough of Manhattan, in The City of New York.

                  "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

                  "EXCHANGE NOTES" shall mean Senior Notes due 2005 issued by the Company under the Indenture containing terms identical to the Initial Notes (except that (i) interest

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         thereon shall accrue from the last date on which interest was paid on the Initial Notes or, if no such interest has been paid, from the date of their original issue, (ii) the transfer restrictions thereon shall be eliminated and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Holders of Notes in exchange for Initial Notes pursuant to the Exchange Offer.

                  "EXCHANGE OFFER" shall mean the exchange offer by the Company of Registrable Notes for Exchange Notes pursuant to Section 2(a) hereof.

                  "EXCHANGE OFFER REGISTRATION" shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

                  "EXCHANGE OFFER REGISTRATION STATEMENT" shall mean an exchange offer registration statement on Form S-4 covering the Registrable Notes (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "HOLDERS" shall mean the Initial Purchasers, for so long as they own any Registrable Notes, and each of their successors, assigns and direct and indirect transferees who become registered owners of Registrable Notes under the Indenture.

                  "INDENTURE" shall mean the Indenture relating to the Initial Notes and the Exchange Notes dated as of April 9, 1998 among the Company and The Chase Manhattan Bank, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

                  "INITIAL PURCHASERS" shall have the meaning set forth in the preamble of this Agreement.

                  "MAJORITY HOLDERS" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Notes; PROVIDED that whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchasers or subsequent holders of Registrable Notes if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Notes) shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage or amount.

                  "NOTES" shall mean the Initial Notes and the Exchange Notes.

                  "PERSON" shall mean an individual, partnership, limited liability company,

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         corporation, trust or unincorporated organization, company, or a government or agency or political subdivision thereof.

                  "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "REGISTRABLE NOTES" shall mean the Initial Notes represented by the global certificate registered in the name of Cede & Co., as nominee of DTC, at the time of filing of any Registration Statement with respect to Initial Notes, together with any additional Initial Notes that may be or become represented by such certificate at any time during the Exchange Offer; PROVIDED, HOWEVER, that the Initial Notes shall cease to be Registrable Notes when (i) a Registration Statement with respect to such Initial Notes shall have been declared effective under the Securities Act and such Initial Notes shall have been disposed of pursuant to such Registration Statement, (ii) such Initial Notes shall have ceased to be outstanding or (iii) such Initial Notes have been exchanged for Exchange Notes upon consummation of the Exchange Offer.

                  "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all Commission registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with securities or blue sky laws of any State of the United States of America or securities or other similar laws of other jurisdictions and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with qualification of any of the Exchange Notes or Registrable Notes under blue sky laws of any State of the United States and securities or other similar laws of other jurisdictions), (iii) all expenses of preparing certificates representing the Exchange Notes and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all expenses of having the registrable Notes or the Exchange Notes designated for trading in the Private Offerings, Resales and Trading through Automated Linkages Market, (vi) all fees and disbursements relating to the qualification of the Indenture under applicable securities and other laws, (vii) the fees and disbursements of counsel for the Company and its subsidiaries and the fees and expenses of the independent public accountants of the Company and its subsidiaries, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (viii) the fees and expenses of the trustee, any registrar, any depositary and any paying agent, including their respective counsel, and any escrow agent or custodian, and (ix) any fees and disbursements of the

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         underwriters customarily required to be paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement, but excluding (except as otherwise provided herein) fees and expenses of counsel to the underwriters or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Notes by a Holder.

                  "REGISTRATION STATEMENT" shall mean any registration statement of the Company which covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "SECURITIES ACT" shall mean the United States Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

                  "SHELF REGISTRATION" shall mean a registration effected pursuant to Section 2(b) hereof.

                  "SHELF REGISTRATION STATEMENT" shall mean a "shelf" registration statement of the Company pursuant to the provisions of
         Section 2(b) of this Agreement which covers Registrable Notes in an aggregate principal amount of up to $300,000,000 on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "SUBSIDIARY GUARANTORS" shall have the meaning given to such term in the Indenture.

                  "TRUSTEE" shall mean the trustee with respect to the Initial Notes and the Exchange Notes under the Indenture.

                  2. REGISTRATION UNDER THE SECURITIES ACT. (a) EXCHANGE OFFER REGISTRATION. To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the Commission, the Company at its cost, shall
(A) file with the Commission within 60 calendar days after the date hereof an Exchange Offer Registration Statement covering the offer by the Company to the Holders to exchange all of the Registrable Notes for Exchange Notes, (B) use its best efforts to cause such Exchange Offer Registration Statement to be declared effective by the Commission within 120 days after the date hereof, (C) use its best efforts to cause such Registration Statement to remain effective until the closing of the Exchange Offer and (D)

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consummate the Exchange Offer within 150 days following the date hereof. The
Exchange Notes will be issued under the Indentures. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder (other than Participating Broker-Dealers (as defined in Section 4(f)) eligible and electing to exchange Registrable Notes for Exchange Notes (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act, acquires the Exchange Notes in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Notes) to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

                  In connection with the Exchange Offer, the Company shall:

                  (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (ii) keep the Exchange Offer open for not less than 30 business days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

                  (iii) use the services of the Depositary for the Exchange
         Offer;

                  (iv) permit Holders to withdraw tendered Registrable Notes at any time prior to the close of business, Eastern Standard Time, on the last business day on which the Exchange Offer shall remain open, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Notes delivered for exchange, and a statement that such Holder is withdrawing his election to have such Initial Notes exchanged; and

                  (v) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

                  As soon as practicable after the close of the Exchange Offer, the Company shall:

                  (i) accept for exchange Registrable Notes duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which is an exhibit thereto;

                  (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Notes so accepted for exchange by the Company; and

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                  (iii) cause the Trustee promptly to authenticate and deliver
         Exchange Notes to each Holder of Registrable Notes equal in amount to the Registrable Notes of such Holder so accepted for exchange.

                  Interest on each Exchange Note will accrue from the last date on which interest was paid on the Registrable Notes surrendered in exchange therefor or, if no interest has been paid on the Registrable Notes, from the date hereof. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the Staff of the Commission. Each Holder of Registrable Notes (other than Participating Broker-Dealers) who wishes to exchange such Registrable Notes for Exchange Notes in the Exchange Offer shall have represented that (i) it is not an affiliate (as defined in Rule 405 under the Securities Act) of the Company, (ii) any Exchange Notes to be received by it were acquired in the ordinary course of business and
(iii) at the time of the commencement of the Exchange Offer it has no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes. The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Notes in the Exchange Offer.

                  (b) SHELF REGISTRATION. (i) If, because of any change in law or applicable interpretations thereof by the Staff of the Commission, the Company is not permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof, or (ii) if for any other reason the Exchange Offer Registration Statement is not declared effective within 120 days following the date hereof or the Exchange Offer is not consummated within 150 days following the date hereof, or (iii) upon the request of any Initial Purchaser (with respect to any Registrable Notes which it acquired directly from the Company) following the consummation of the Exchange Offer if such Initial Purchaser shall hold Registrable Notes which it acquired directly from the Company and if the Initial Purchaser is not permitted, in the opinion of counsel to such Initial Purchaser, pursuant to applicable law or applicable interpretation of the Staff of the Commission to participate in the Exchange Offer, the Company shall, at its cost:

                  (A) as promptly as practicable, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Notes by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders of such Registrable Notes and set forth in such Shelf Registration Statement, and use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission by the 150th day after the date hereof (or promptly in the event of a request by an Initial Purchaser pursuant to clause (iv) above). In the event that the Company is required to file a Shelf Registration Statement upon the request of any Holder (other than an Initial Purchaser) not eligible to participate in the Exchange Offer pursuant to clause

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         (iii) above or upon the request of an Initial Purchaser pursuant to clause (iv) above, the Company shall file and have declared effective by the Commission both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Notes and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Notes held by such Holder or the Initial Purchasers after completion of the Exchange Offer;

                  (B) use its best efforts to keep the Shelf Registration Statement effective for a period of at least 24 months from the date hereof in order to permit the Prospectus forming part thereof to be usable by Holders until all of the Notes have been redeemed, repurchased or repaid or for such shorter period which will terminate when all of the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement; and

                  (C) notwithstanding any other provisions hereof, use its best efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

                  The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement if reasonably requested by the Majority Holders with respect to information relating to the Holders and otherwise as required by Section 4(b) below, to use all reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as practicable thereafter and to furnish to the Holders of Registrable Notes copies of any such supplement or amendment promptly after its being used or filed with the Commission.

                  No Holder may include any of its Registrable Notes in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 business days after receipt of a request therefor, such information as the Company may reasonably request specified in Item 507 of Regulation S-K under the Securities Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected also agrees to furnish promptly to the Company all information required to be disclosed

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in order to make the information previously furnished to the Company by such
Holder not materially misleading.

                  (c) EXPENSES. The Company shall be liable for and pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or 2(b). Each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Notes pursuant to the Shelf Registration Statement.

                  (d) EFFECTIVE REGISTRATION STATEMENT. (i) The Company will be deemed not to have used its best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement as the case may be, to become, or to remain, effective during the requisite period if the Company voluntarily takes any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Notes covered thereby not being able to exchange or offer and sell such Registrable Notes during that period unless (A) such action is required by applicable law or
(B) such action is taken by the Company in good faith and for valid business reasons (but not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Company promptly complies with the requirements of Section 4(k) hereof, if applicable.

                  (ii) An Exchange Offer Registration Statement pursuant to
Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the Commission; PROVIDED, HOWEVER, that if, after it has been declared effective, the offering of Registrable Notes pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Notes pursuant to such Registration Statement may legally resume.

                  (e) LIQUIDATED DAMAGES. In the event that (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 60th day following the date hereof, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 120th day following the date hereof or (iii) the Exchange Offer is not consummated on or prior to the 150th day following the date hereof or a Shelf Registration Statement with respect to the Registrable Notes is not declared effective on or prior to the 150th day following the date hereof, (each such event referred to in clauses (i) through (iii) above a "Registration Default"), then the Company will pay liquidated damages ("Liquidated Damages") to each Holder, during the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to $.05 per week per $1,000 principal amount of Notes held by such Holder. The amount of the Liquidated Damages will increase an additional $.05 per week per $1,000 principal amount for each subsequent 90-day period until the applicable Registration Default has been cured, up to a maximum amount of Liquidated Damages of $.30 per week per $1,000 principal amount of

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Notes. All accrued Liquidated Damages will be paid by the Company on each interest payment date to the Global Note Holder by wire transfer of immediately available funds or by federal funds check and to the Holders of certificated securities by mailing a check to such Holders' registered addresses. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease.

                  3. SPECIFIC ENFORCEMENT. Without limiting the remedies available to the Initial Purchaser and the Holders, the Company acknowledges that any failure by the Company to comply with its respective obligations under
Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 2(a) and 2(b) hereof.

                  4. REGISTRATION PROCEDURES. In connection with the obligations of the Company with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company shall:

                  (a) prepare and file with the Commission a Registration Statement, within the time period specified in Section 2, on the appropriate form under the Securities Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Notes by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

                  (b) prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

                  (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Notes, at least ten days prior to filing, that a Shelf Registration Statement with respect to the Registrable Notes is being filed, advising such Holders that the distribution of Registrable Notes will be made in accordance with the method elected by the Majority Holders; and (ii) furnish to each Holder of Registrable Notes, to counsel for the Initial Purchasers and to each underwriter of an underwritten offering of Registrable Notes, if

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         any, without charge, as many copies of each Prospectus and any translation thereof required by applicable law, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Notes; and (iii) subject to the last paragraph of
         Section 4, hereby consent to the use of the Prospectus, including each preliminary Prospectus, or any amendment or supplement thereto by each of the selling Holders of Registrable Notes in connection with the offering and sale of the Registrable Notes covered by the Prospectus or any amendment or supplement thereto;

                  (d) use its best efforts to register or qualify the Registrable Notes under all applicable securities or "blue sky" laws of any State of the United States of America or securities and other similar laws of other jurisdictions as any Holder of Registrable Notes covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Notes shall reasonably request by the time the applicable Registration Statement is declared effective by the Commission, to cooperate with the Holders in connection with any filings required to be made with the NASD or any other securities exchange, keep each such registration or qualification effective during the period such Registration Statement is required to be effective and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Notes owned by such Holder, PROVIDED, HOWEVER, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject;

                  (e) in the case of a Shelf Registration, notify each Holder of Registrable Notes promptly and, if requested by such Holder, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the Commission or any securities authority of any State of the United States of America or any other jurisdiction for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Notes covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects,
         (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the

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                                       11


         Registrable Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Shelf Registration Statement or Prospectus in order to make the statements therein not misleading and (vii) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

                  (f) (i) in the case of an Exchange Offer, (A) include in the Exchange Offer Registration Statement a "Plan of Distribution" section covering the use of the Prospectus included in the Exchange Offer Registration Statement by registered broker-dealers who have exchanged their Registrable Notes for Exchange Notes for the resale of such Exchange Notes, (B) furnish to each broker-dealer who desires to participate in the Exchange Offer, without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such broker-dealer may reasonably request, (C) include in the Exchange Offer Registration Statement a statement that any broker-dealer who holds Registrable Notes acquired for its own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), and who receives Exchange Notes for Registrable Notes pursuant to the Exchange Offer, may be a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, (D) subject to the last paragraph of this Section 4, hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any broker-dealer in connection with the sale or transfer of the Exchange Notes covered by the Prospectus or any amendment or supplement thereto, and (E) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

                  "If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Registrable Notes, it represents that the Registrable Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act";

         and (y) a statement to the effect that by a broker-dealer making the acknowledgment described in subclause (x) and by delivering a Prospectus in connection with the exchange of Registrable Notes, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act;

                  (ii) to the extent any Participating Broker-Dealer participates in the Exchange Offer, the Company shall use its best efforts to cause to be delivered at the request of an entity representing the Participating Broker-Dealers (which entity shall be either of the Initial Purchasers or one of its affiliates, unless it elects not to act as such representative) any "cold comfort" letters with respect to the Prospectus in the form existing on the last date for which exchanges are accepted pursuant to the Exchange Offer and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (iii) below;

                  (iii) to the extent any Participating Broker-Dealer participates in the Exchange Offer, the Company shall use its best efforts to maintain the effectiveness of the Exchange Offer Registration Statement for a period of one year following the closing of the Exchange Offer; and

                  (iv) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement as would otherwise be contemplated by Section 4(b), or take any other action as a result of this Section 4(f), for a period exceeding one year after the last date for which exchanges are accepted pursuant to the Exchange Offer (as such period may be extended by the Company) and Participating Broker-Dealers shall not be authorized by the Company to, and shall not, deliver such Prospectus after such period in connection with resales contemplated by this Section 4;

                  (g) (i) in the case of an Exchange Offer, furnish counsel for the Initial Purchasers and (ii) in the case of a Shelf Registration, furnish counsel for the Holders of Registrable Notes copies of any request by the Commission or any other securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

                  (h) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable and provide immediate notice to each Holder of the withdrawal of any such order;

                  (i) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends; and cause such Registrable Notes to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least one business day prior to the closing of any sale of Registrable Notes;

                  (k) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts, each as contemplated by
         Section 4(e)(ii)-(vi) hereof, use its best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference (including any translation thereof required by applicable law) or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such numbers of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request;

                  (l) obtain a CUSIP number, a CINS number and an ISIN number for all Exchange Notes, or Registrable Notes, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Notes or the Registrable Notes, as the case may be, in a form eligible for deposit with the applicable Depositary and meeting the requirements of the NASD;

                  (m) (i) cause the Indentures to be qualified under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and any other applicable law in connection with the registration of the Exchange Notes, or Registrable Notes, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes to the Indentures as may be required for the Indentures to be so qualified in accordance with the terms of the Trust Indenture Act and such other applicable law and (iii) execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission or other appropriate regulatory body to enable the Indenture to be so qualified in a timely manner; and

                  (n) in the case of a Shelf Registration, enter into agreements (including underwriting agreements) and take all other customary and appropriate actions (including those reasonably requested by the Majority Holders) in order to expedite or facilitate the disposition of such Registrable Notes and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

                           (i) make such representations and warranties to the
                  Holders of such Registrable Notes and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by such Holders and underwriters;

                           (ii) obtain opinions of counsel to the Company and
                  updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in principal amount of the Registrable Notes being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                           (iii) obtain "cold comfort" letters and updates
                  thereof from the Company's independent certified public accountants addressed to the underwriters, if any, and will use best efforts to have such letters addressed to the selling Holders of Registrable Notes, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings;

                           (iv) enter into a securities sales agreement with the
                  Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Registrable Notes, which agreement shall be in form, substance and scope customary for similar offerings;

                           (v) if an underwriting agreement is entered into,
                  cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 6 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section; and

                           (vi) deliver such documents and certificates as may
                  be reasonably
                  requested and as are customarily delivered in similar offerings.

         The above shall be done at (i) the effectiveness of such Registration Statement (and, if appropriate, each post-effective amendment thereto) and (ii) each closing under any underwriting or similar agreement as and to the extent required thereunder. In the case of any underwritten offering, the Company shall provide written notice to the Holders of all Registrable Notes of such underwritten offering at least 30 days prior to the filing of a prospectus supplement for such underwritten offering. Such notice shall (x) offer each such Holder the right to participate in such underwritten offering, (y) specify a date, which shall be no earlier than 10 days following the date of such notice, by which such Holder must inform the Company of its intent to participate in such underwritten offering and (z) include the instructions such Holder must follow in order to participate in such underwritten offering;

                  (o) in the case of a Shelf Registration, make available for inspection by representatives of the Holders of the Registrable Notes and any underwriters participating in any disposition pursuant to a Shelf Registration Statement and any counsel or accountant retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by any such persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with such Registration Statement subject to reasonable confidentiality agreements;

                  (p) (i) a reasonable time prior to the filing of any Exchange Offer Registration Statement, any Prospectus forming a part thereof, any amendment to an Exchange Offer Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Initial Purchasers, and use its best efforts to make such changes in any such document prior to the filing thereof as the Initial Purchasers or their counsel may reasonably request; (ii) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Holders of Registrable Notes, to the Initial Purchasers and to the underwriter or underwriters of an underwritten offering of Registrable Notes, if any, and use its best efforts to make such changes in any such document prior to the filing thereof as the Holders of Registrable Notes, the Initial Purchasers on behalf of such Holders, their counsel and any underwriter may reasonably request; and (iii) cause the representatives of the Company to be available for discussion of such document as shall be reasonably requested by the Holders of Registrable Notes, the Initial Purchasers on behalf of such Holders or any underwriter and shall not at any time make any filing of any such document of which such Holders, the Initial Purchasers on behalf of such Holders, counsel to the Initial Purchasers or any underwriter shall not have previously been advised and furnished a copy or to which such Holders, the Initial Purchasers on behalf of such Holders, counsel to the Initial Purchasers or any underwriter shall reasonably object;

                  (q) in the case of a Shelf Registration, use its best efforts to cause the Registrable Notes to be rated with the appropriate rating agencies, if so requested by the Majority Holders or by the underwriter or underwriters of an underwritten offering of Registrable Notes, if any, unless the Registrable Notes are already so rated;

                  (r) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

                  (s) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter and its counsel.

                  In the case of a Shelf Registration Statement, the Company may (as a condition to such Holder's participation in the Shelf Registration) require each Holder of Registrable Notes to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Notes and make such representations, in each case, as the Company may from time to time reasonably request in writing.

                  In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in Section 4(e)(ii)-(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Notes pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 4(k) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Notes current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Notes pursuant to a Shelf Registration Statement as a result of the happening of any event or the discovery of any facts, each of the kind described in Section 4(e)(vi) hereof, the Company shall be deemed to have used its best efforts to keep the Shelf Registration Statement effective during such period of suspension provided that the Company shall use its best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Shelf Registration Statement and shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

                  5. UNDERWRITTEN REGISTRATIONS. If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Majority Holders of such Registrable Notes included in such offering and shall be reasonably acceptable to the Company.

                  No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company and the Subsidiary Guarantors shall indemnify and hold harmless the Initial Purchasers, each Holder, including Participating Broker-Dealers, each underwriter who participates in an offering of Registrable Notes, their respective affiliates, and their respective directors, officers, employees, agents and each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Notes or Registrable Notes were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; PROVIDED that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expenses whatsoever, as incurred (including fees and disbursements of United States and local counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 6(a);

PROVIDED, HOWEVER, that this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers, any Holder, including Participating Broker-Dealers, or any underwriter expressly for use in the Registration Statement (or any amendment or supplement thereto) or the Prospectus (or any amendment or supplement thereto).

                  (b) In the case of a Shelf Registration, each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Subsidiary Guarantors, the Initial Purchasers, each underwriter who participates in an offering of Registrable Notes and the other selling Holders and each of their respective directors and officers (including each officer of the Company who signed the Registration Statement) and each Person, if any, who controls the Company, any underwriter, the Initial Purchasers or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 6(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Holder, as the case may be, expressly for use in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendment or supplement thereto); PROVIDED, HOWEVER, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Notes pursuant to such Shelf Registration Statement.

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; PROVIDED, HOWEVER, that (x) the indemnified party shall not be required to permit the indemnifying party to assume the defense of any third party claim that seeks an injunction, restraining order, declaratory relief or other non-monetary relief that, if granted, is reasonably likely to have a material adverse effect on the indemnified party (but the indemnifying party shall have the right to participate therein), and (y) the indemnified party shall have the right to participate in the defense of any third party claim where the named parties to any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there are one or more legal or equitable defenses available to the indemnified party which are different from those available to the indemnifying party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 hereof (whether or not the indemnified parties are actual or potential parties thereof), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request with such request prior to the date of such settlement.

                  (e) If the indemnification provided for in any of the indemnity provisions set forth in this Section 6 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, the Initial Purchasers on another hand, and the Holders on another hand, from the offering of the Exchange Notes or Registrable Notes included in such offering or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand, the Initial Purchasers on another hand, and the Holders on another hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand, the Initial Purchasers on another hand, and the Holders on another hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Initial

Purchasers or the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Initial Purchasers and the Holders of the Registrable Notes agree that it would not be just and equitable if contribution pursuant to this
Section 6 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity, and the Holders were treated as one entity, for such purpose) or by another method of allocation which does not take account of the equitable considerations referred to above in this Section 6. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 6 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by an governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls an Initial Purchasers or Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchasers or Holder, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

                  7. MISCELLANEOUS. (a) RULE 144 AND RULE 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder, that if it ceases to be so required to file such reports, it will upon the request of any Holder of Registrable Notes (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (ii) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder of Registrable Notes may reasonably request, and (iii) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (y) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (z) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Holder of Registrable Notes, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                  (b) NO INCONSISTENT AGREEMENTS. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

                  (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or departure; PROVIDED, HOWEVER, that no amendment, modification, supplement or waiver or consent to any departure from the provisions of Section 6 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder.

                  (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is with respect to the Initial Purchasers c/o SBC Warburg Dillon Read Inc., a division of Swiss Bank Corporation, at 535 Madison Avenue, New York, New York 10022, telecopier No. (212) 752-3755, attention of John Brim, with a copy to King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303, telecopier no. (404) 572-5100, attention of Bruce Hawthorne; and
(ii) if to the Company, initially at CHS Electronics, Inc. at 2000 N.W. 84th Avenue, Miami, Florida 33122, telecopier No. (305) 908-7040, attention of Chief Finance Officer, with a copy to Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A. at 1221 Brickell Avenue, Miami, Florida 33131, telecopier No.
(305) 579-0717, attention of Paul Berkowitz, and thereafter at such other address, notice of which is given in accordance with the provisions of this
Section 7(d).

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee, at the address specified in the Indenture.

                  (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; PROVIDED that nothing herein shall be deemed to permit any assignment, transfer or other disposition of

Registrable Notes in violation of the terms hereof or of the Indenture. If any transferee of any Holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement, and such Person shall be entitled to receive the benefits hereof.

                  (f) THIRD PARTY BENEFICIARY. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

                  (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (j) AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES. By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, designated and appointed The Corporation Services Company, 80 State Street, 6th Floor, Albany, New York 12207-2543 (the "Agent") (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement, the Initial Notes or the Exchange Notes that may be instituted in any federal or state court in the City of New York, Borough of Manhattan, State of New York or brought under federal or state securities laws, and acknowledges that the Agent has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon the Agent and written notice of said service to the Company in accordance with Section 7(d) of this Agreement shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent in full force and effect so long as any of the Initial Notes or Exchange Notes shall be outstanding; PROVIDED that the Company may (and, to the extent the Agent ceases to be able to be served on the basis contemplated herein, shall), by written notice to the Initial Purchasers and the holders of Initial Notes and Exchange Notes in accordance with Section 7(d) of this Agreement, designate such additional or alternative agent for service of process under this Section 7(j) that (i) maintains an office located in the City of New York, Borough of Manhattan, State of New York and (ii) is a corporate service company which acts as agent for service of process for other persons in the ordinary course of its busine/section/ Such written notice shall identify the name of such agent for service of process and the address of the office of such agent for service of process in the City of New York, Borough of Manhattan, State of New York.

                  To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement, the Initial Notes, the Exchange Notes, the Indenture (or any similar agreement used in connection with the Exchange Offer) or the separate written instrument referenced in this Section 7.

                  (k) JUDGMENT CURRENCY. The Company agrees to indemnify the Initial Purchasers, each holder of the Initial Notes and the Exchange Notes and each indemnified party against any loss incurred by any of them as a result of any judgement or order being given or made for any amount due under this Agreement and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in the City of New York at which any such person on the date of payment of such judgment in order is able to purchase United States dollars with the amount of the Judgment Currency actually received by such person. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.

                  (l) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            CHS ELECTRONICS, INC.
                                            a Florida corporation

                                            By:/S/ CLAUDIO OSORIO
                                               ---------------------------------
                                                Claudio Osorio
                                                Chief Executive Officer,
                                                President and Chairman

Confirmed and accepted as of
the date first above written:

       SBC WARBURG DILLON READ INC.
       BARCLAYS CAPITAL, acting through BZW Securities, Inc.
       SCOTIABANK CAPITAL MARKETS (USA) INC.
       RAYMOND JAMES & ASSOCIATES, INC.

By:    SBC WARBURG DILLON READ INC.

By:/S/ JOHN BRIM
   ------------------------------
      John Brim
      Managing Director

By:/S/ TERESA LIN
   ------------------------------
      Teresa Lin
      Executive Director